RUBICON FINANCIAL ANNOUNCES NET INCOME FOR THE FIRST TWO QUARTERS OF 2009

First profitable quarters since transitioning into the financial services industry.

NEWPORT BEACH, CA (August 21, 2009) – Rubicon Financial Incorporated (OTC:BB- RBCF) is pleased to announce its financial and operating results for the three and six months ended June 30, 2009.

For the three month quarter ended June 30, 2009, Rubicon delivered a 34% increase in quarter over quarter revenues – from $2.32 million for the three months ended March 31, 2009, to $3.11 million for the quarter ended June 30, 2009.

During the three and six-month periods ended June 30, 2009 Rubicon generated a net operating income of $179,557 and $28,433, respectively. These were the first quarters with operating income since Rubicon’s transition into the financial services industry.

Rubicon’s CEO, Joseph Mangiapane, Jr., commented, “I personally want to thank all the employees of our subsidiaries for all their hard work and dedication in delivering our customers and brokers excellent service. It is extremely gratifying to see all of our efforts finally start to be reflected in our financial results. We were able to turn a profit in the midst of one of the worst economic recessions ever.”

The revenue increase for both the second quarter and the six months ended June 30, 2009 reflects the vigilant implementation of Rubicon’s business model, resulting in growth in commission revenues in both the brokerage and insurance subsidiaries. “We are continuing to strategically enhance our financial services offerings, while monitoring operating expenses, in anticipation of continued profitability,” stated Mangiapane. “The Rubicon team has continued to show their support and commitment towards stabilizing a financial services platform capable of withstanding the current market volatility.”

About Rubicon Financial Incorporated:
Rubicon Financial Incorporated is a publicly-traded, financial services holding company that has grown through the acquisition of multiple businesses within the financial services industries. Through an acquisition strategy of acquiring entities whom are fully staffed, licensed and operational in each of the four major financial service areas of need: Insurance, Mortgage, Real Estate and Investments, Rubicon now has the capacity and capability of providing the clients of its various wholly owned subsidiaries with convenience, low pricing and enhanced customer service. Rubicon is located in Orange County, California, in the center of one of the nation’s wealthiest regions, as well as one of California’s most populated and affluent business communities. Rubicon currently or in the future intends to offer a diverse number of financial services and products, including but not limited to:  insurance, both personal and commercial; mortgage and real estate services; retail brokerage services; securities market making; investment banking for small to midsized companies; and commodity trading and marketing services.  Each respective financial service or product is offered by fully licensed professionals employed through wholly owned subsidiaries of Rubicon.

Readers are urged to review Rubicon’s second quarter Form 10-Q, available on the SEC's website (www.sec.gov), for a discussion of Rubicon’s results of operations and review the second quarter 2009 financial statements.

Forward Looking Statements:
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21B of the Securities Exchange Act of 1934. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be “forward-looking statements.”

Such statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated. Such statements involve risks and uncertainties, including but not limited to: any implied or perceived benefits resulting from the Rubicon’s operations; ability of Rubicon to continue to generate net income from operations; Rubicon’s and its subsidiaries business prospects; the ability of Rubicon to execute its business plan as a diversified financial services company; the successful acquisition of other financial services companies; any other effects resulting from the information disclosed above; risks and effects of legal and administrative proceedings and government regulation; future financial and operational results; competition; general economic conditions; and the ability to manage and continue growth. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

Important factors that could cause actual results to differ materially from the forward-looking statements Rubicon makes in this press release include market conditions and those set forth in reports or documents it files from time to time with the SEC. Rubicon undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

###

For further information contact:
Joseph Mangiapane, Jr., CEO
949-798-7220 or joe@rubiconfinancial.com